UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania		16801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Senior Credit Agreement

Effective as of July 1, 2016, Rex Energy Corporation (the “Company”) entered into an Eleventh Amendment (the “Eleventh Amendment”) to the Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended, modified or supplemented, the “Credit Agreement”) among the Company; each of the guarantors; Royal Bank of Canada, as administrative agent for the lenders; and the other lenders signatory thereto.

The Eleventh Amendment amends certain provisions of the Credit Agreement to, among other things, (i) re-affirm the Company’s current borrowing base level of $190,000,000, and provide that there will be no further adjustment to the borrowing base upon the completion of the anticipated sale of assets in the Illinois Basin; (ii) provide flexibility with respect to the Company’s use of proceeds from its anticipated sale of assets in the Illinois Basin; (iii) waive the Company’s compliance with the current ratio test in the Credit Agreement for the fiscal quarter ending June 30, 2016, and revise the future calculation method for the current ratio to address timing and inclusion of certain reimbursements from joint development partners; and (iv) add a new PDP coverage ratio with a minimum coverage of 1.65 to 1.00.

The foregoing descriptions of the Eleventh Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the agreement. A copy of the Eleventh Amendment will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2016.

Item 7.01.	Regulation FD Disclosure.

On July 5, 2016, the Company issued a press release announcing that it has completed its offer to exchange up to $631,458,573 aggregate principal amount of its 1.00%/8.00% Senior Secured Second Lien Notes due 2020 that were not registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of its 1.00%/8.00% Senior Secured Second Lien Notes due 2020 that have been registered under the Securities Act. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this heading, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Rex Energy Corporation dated July 5, 2016.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rex Energy has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Senior Vice President, General Counsel and Secretary

Date: July 6, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Rex Energy Corporation dated July 5, 2016.